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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 13, 2000




                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)






     New York                       1-13515                 25-0484900
   (State or other juris-        (Commission              (IRS Employer
diction of incorporation)          file number)           Identification No.)



       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400

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ITEM 5.  OTHER EVENTS

         For information regarding this item, please refer to Exhibits 99.1 and
99.2 hereto, which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits

              (99.1) Forest Oil Corporation press release announcing earnings for the third quarter of 2000.

              (99.2) Forest Oil Corporation press release announcing operations results for the third quarter of 2000.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FOREST OIL CORPORATION
                                                    (Registrant)



Dated:  November 14, 2000                  By   /s/ Joan C. Sonnen
                                             ------------------------------
                                               Joan C. Sonnen
                                               Vice President - Controller and
                                               Corporate Secretary